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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                            _______________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):   June 30, 1999

                               GTS DURATEK, INC.
              (Exact Name of Registrant as Specified in Charter)



        Delaware                        0-14292                 22-2476180
(State or Other Jurisdiction    (Commission File Number)    (IRS Employer
    of Incorporation)                                       Identification No.)


               10100 Old Columbia Road, Columbia, Maryland 21046
           (Address of Principal Executive Offices)       (ZIP Code)


       Registrant's telephone number, including area code (410) 312-5100

         (Former Name or Former Address, if Changed Since Last Report)
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Item 2.  Acquisition or Disposition of Assets.

     On June 30, 1999, GTS Duratek, Inc. (the "Company") acquired 100% of the outstanding capital stock of Frank W. Hake Associates, L.L.C. ("Hake") from HakeTenn, Inc., a Delaware corporation and an affiliate of the Hake Group of Philadelphia, Pennsylvania, George T. Hamilton and Richard Wilson ("Sellers") for $12.9 million in cash and the assumption of $500,000 of indebtedness of Hake. Hake is a specialist in the storage, transportation handling and processing of radioactive waste emanating from nuclear power generation plants throughout the United States. Hake also stores and services power generation equipment at their licensed facility in Memphis, Tennessee. The Company generally intends to continue the business of Hake and to use its assets and facilities for essentially the same purposes as they were used prior to the acquisition.

     The Company paid the cash portion of the purchase price out of available cash, principally from its credit facility with its bank. Under this facility, the Company has an acquisition line of credit to finance acquisitions or stock repurchases providing for borrowings up to $20 million. Borrowings under the line of credit bear interest at the LIBOR rate plus 2.25%.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) and (b) Financial Statements and Pro Forma Financial Information. It is
            ----------------------------------------------
impracticable to provide the required financial statements of Hake and the pro forma financial information required by this Item 7 of Form 8-K at this time. The required financial statements and pro forma financial information will be filed as soon as practicable, but no later than September 13, 1999.

(c) Exhibits. The following exhibits are filed with this report, and the
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foregoing description is modified by reference to such exhibits:

     (1)  GTS Duratek, Inc. Press Release dated June 30, 1999.

     (2) Purchase and Sale Agreement between HakeTenn, Inc., George T. Hamilton and Richard Wilson and GTS Duratek, Inc. dated as of June 30, 1999.

                                      -2-
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                                  SIGNATURES
                                  ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  GTS Duratek, Inc.

                                  By:  /s/ Robert F. Shawver
                                      ----------------------
                                           Robert F. Shawver
                                           Executive Vice President
                                           and Chief Financial Officer

Date:  July 12, 1999

                                      -3-
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                                 EXHIBIT INDEX

Exhibit        Description                                             Page No.
-------        -----------                                             --------

(c)(1)         GTS Duratek, Inc. Press Release dated June 30, 1999.        5

(c)(2)         Purchase and Sale Agreement between HakeTenn, Inc.,
               George T. Hamilton and Richard Wilson and
               GTS Duratek, Inc. dated as of June 30, 1999.                8